SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Apirl 18, 2003
            ______________________________________________________
               Date of report (Date of earliest event reported)


                              THE IT GROUP, INC.
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-09037               33-0001212
--------------------------------     -----------------     --------------------
(State or Other Jurisdiction of      (Commission File          (IRS Employer
          Incorporation)                 Number)            Identification No.)

            2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
       ----------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (412) 372-7701

                                Not Applicable
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On April 18, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from August 3, 2002 through August 30, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of April 18, 2003 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

         Number            Description

         99.1 Notice of Filing of Monthly Operating Report for period from August 3, 2002 through August 30, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of Apirl 18, 2003.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE IT GROUP, INC.


                                             /s/Harry J. Soose, Jr.
                                       By: _________________________________
                                             Name:  Harry J. Soose, Jr.
                                             Title: Chief Operating Officer



Date: April 22, 2003



                               INDEX TO EXHIBITS

         Number            Description

         99.1 Notice of Filing of Monthly Operating Report for period from August 3, 2002 through August 30, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of Apirl 18, 2003.